UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023 (May 24, 2023)

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At 9:00 a.m. (Pacific Time) on May 24, 2023, BlackRock TCP Capital Corp. (“TCPC” or the “Company”) held its 2023 Annual Meeting of Stockholders via live Internet webcast (the “Meeting”). At the Meeting, TCPC’s common stockholders voted on two proposals, the first of which was approved. An insufficient number of affirmative votes was received with respect to the second matter, the proposal to renew the Company’s authorization, with approval of its Board of Directors, to sell shares of the Company’s common stock at a price or prices below its then current net asset value per share in one or more offerings (for up to the next 12 months), subject to certain limitations set forth in the annual proxy statement, and the Company adjourned the meeting to reconvene on June 13, 2023 at 9:00 am, Pacific Time, by virtual webcast the details of which will be provided separately.  The proposals are described in detail in TCPC’s definitive proxy statement for the Meeting as filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2023. As of March 27, 2023, the record date, TCPC had 57,767,264 shares of common stock outstanding, which included 302,179 shares owned by affiliates. The final voting results from the Meeting were as follows:
Proposal 1. TCPC’s stockholders elected six directors to the Board of Directors of TCPC. Each of Eric J. Draut, Karen L. Leets, Andrea L. Petro, M. Freddie Reiss, Peter E. Schwab and Rajneesh Vig will serve until the 2024 Annual Meeting and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity. The six directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld	Broker Non-Votes
Eric J. Draut	23,450,174	1,498,663	0
Karen L. Leets	23,870,169	1,078,669	0
Andrea L. Petro	23,451,185	1,497,653	0
M. Freddie Reiss	23,453,476	1,495,362	0
Peter E. Schwab	23,483,803	1,465,035	0
Rajneesh Vig	23,407,340	1,541,498	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.

Date: May 25, 2023

	By:	/s/ Laurence D. Paredes
	Name:	Laurence D. Paredes
	Title:	Secretary